UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 15, 2004

GTA-IB, LLC

(Exact name of registrant as specified in its charter)

Florida	333-120538	05-0546226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Adger’s Wharf, Charleston, SC 29401
(Address of principal executive offices) (Zip Code)

(843) 723-4653

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

When used in this Form 8-K/A and in future filings by GTA-IB, LLC (the “Company”) with the Securities and Exchange Commission, in the Company’s press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “pro forma,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and those presently anticipated or projected. Such risks and uncertainties include, but are not limited to, the risk that cost savings and revenues resulting from taking title to the Westin Innisbrook Golf Resort (the “Resort”) and related legal entities may be lower than expected, the risk that liabilities incurred in connection with taking title to the Resort may prove greater than expected, industry cyclicality, fluctuations in customer demand and order patterns, the seasonal nature of the Company’s business, changes in pricing and general economic conditions, as well as other risks and uncertainties detailed in the Company’s other filings with the Securities and Exchange Commission. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above and other factors could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The Company, along with Golf Trust of America, L.P. (“Lender”), an affiliate of the Company, entered into a Settlement Agreement dated July 15, 2004 (the “Settlement Agreement”) with Golf Host Resorts, Inc. (“Borrower”), Golf Hosts, Inc., Golf Host Management, Inc., Golf Host Condominium, Inc. and Golf Host Condominium, LLC relating to the settlement of a number of issues between the parties, including Borrower’s default under the $79 million loan made by Lender to the Borrower in June 1997.  Pursuant to the Settlement Agreement, the Company settled claims relating to the loan to the Borrower and took ownership of the Resort.  In connection with the Settlement Agreement, GTA-IB and Westin Management Company South (“Westin”) entered into a management agreement providing for Westin’s management of the Resort, and Westin and Troon Golf LLC entered into a facility management agreement providing for Troon Golf LLC’s management of the golf facilities at the Resort.  In addition, in connection with the Settlement Agreement and related agreements, Elk Funding, L.L.C., an entity affiliated with the Borrower, provided a $2 million loan to Lender to fund certain capital expenditures and operations of the Resort.  Lender and Borrower had previously entered into an agreement (the “Parcel F Development Agreement”) with the prospective purchaser of a parcel of undeveloped land within the Resort known as Parcel F. The Parcel F Development Agreement was executed on March 29, 2004 and held in escrow pending the closing of the transactions contemplated by the Settlement Agreement.  The Parcel F Development Agreement provides for the terms and conditions under which Parcel F may be developed, including restrictions to avoid interference with the operations of the Resort.

Item 9.01  Financial Statements and Exhibits.

(a) and (b) The financial statements and pro forma financial information required as part of this item are being filed as Exhibit 99 to this Form 8-K as follows:

I.                                         Company Pro Forma Financial Statements (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004

Pro Forma Condensed Consolidated Statement of Net Loss for the Six Months Ended June 30, 2004

Pro Forma Condensed Consolidated Statement of Net Loss for the Year Ended December 31, 2003

Notes to Pro Forma Condensed Consolidated Financial Statements

II.                                     Golf Host Resorts, Inc. - Audited Financial Statements and Notes to Audited Financial Statements

Report of Independent Certified Public Accountants

Consolidated Balance Sheets as of December 31, 2003 and 2002

Consolidated Statements of Operations for the Three Years Ended December 31, 2003

Consolidated Statements of Financial Condition for the Years Ended December 31, 2003 and 2002

Consolidated Statements of Cash Flows for the Three Years Ended December 31, 2003

Notes to the Consolidated Financial Statements

III.                                 Golf Hosts Resorts, Inc. - Unaudited Financial Statements

Consolidated Balance Sheet as of June 30, 2004

Consolidated Statements of Loss for the Six Months Ended June 30, 2004

Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2004 and 2003

Notes to Consolidated Financial Statements

(c) Exhibits.

The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description

10.1

Settlement Agreement dated July 15, 2004 by and among Golf Trust of America, L.P., GTA-IB, LLC, Golf Host Resorts, Inc., Golf Hosts, Inc., Golf Host Management, Inc., Golf Host Condominium, Inc. and Golf Host Condominium, LLC.

10.2	Defense and Escrow Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., GTA-IB, LLC, Golf Trust of America, L.P., Golf Trust of America, Inc. and Chicago Title Insurance Company.

10.3	Operational Benefits Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., Golf Hosts, Inc., GTA-IB, LLC, and Golf Trust of America, L.P.

10.4	Management Agreement dated July 15, 2004 by and between Westin Management Company South and GTA-IB, LLC.

10.5	Assignment, Consent, Subordination and Nondisturbance Agreement dated July 15, 2004 by and among GTA-IB, LLC, Golf Trust of America, L.P. and Westin Management Company South.

10.6	Facility Management Agreement dated July 15, 2004 by and between Troon Golf L.L.C., Westin Management Company South and GTA-IB, LLC.

10.7	Loan Agreement dated July 15, 2004 by and between Golf Trust of America, L.P. and Elk Funding, L.L.C. and related Notes A and B

10.8

Parcel F Development Agreement dated March 29, 2004 by and among Golf Hosts Resorts, Inc., Golf Trust of America, L.P. and Parcel F, LLC, formerly known as Innisbrook F, LLC, formerly known as Bayfair Innisbrook, L.L.C.

99	Pro forma financial statements and pro forma financial information required as part of this item

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTA-IB, LLC
(Registrant)

Date: November 15, 2004	By:	/s/ W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description

10.1

Settlement Agreement dated July 15, 2004 by and among Golf Trust of America, L.P., GTA-IB, LLC, Golf Host Resorts, Inc., Golf Hosts, Inc., Golf Host Management, Inc., Golf Host Condominium, Inc. and Golf Host Condominium, LLC.

10.2	Defense and Escrow Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., GTA-IB, LLC, Golf Trust of America, L.P., Golf Trust of America, Inc. and Chicago Title Insurance Company.

10.3	Operational Benefits Agreement dated July 15, 2004 by and among Golf Host Resorts, Inc., Golf Hosts, Inc., GTA-IB, LLC, and Golf Trust of America, L.P.

10.4	Management Agreement dated July 15, 2004 by and between Westin Management Company South and GTA-IB, LLC.

10.5	Assignment, Consent, Subordination and Nondisturbance Agreement dated July 15, 2004 by and among GTA-IB, LLC, Golf Trust of America, L.P. and Westin Management Company South.

10.6	Facility Management Agreement dated July 15, 2004 by and between Troon Golf L.L.C., Westin Management Company South and GTA-IB, LLC.

10.7	Loan Agreement dated July 15, 2004 by and between Golf Trust of America, L.P. and Elk Funding, L.L.C. and related Notes A and B

10.8

Parcel F Development Agreement dated March 29, 2004 by and among Golf Hosts Resorts, Inc., Golf Trust of America, L.P. and Parcel F, LLC, formerly known as Innisbrook F, LLC, formerly known as Bayfair Innisbrook, L.L.C.

99	Financial statements and pro forma financial information.